UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2013

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 25, 2013, Colgate-Palmolive Company (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2013.  This press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.  Other Events.

Effective January 1, 2013, the Company realigned the geographic structure of its North America and Latin America reportable operating segments. In order to better leverage Latin America management's knowledge of emerging market consumers to accelerate growth in the region, management responsibility for the Puerto Rico and Caribbean region (“CARICOM”) operations was transferred from North America to Latin America management. Accordingly, commencing with the Company's financial reporting for the quarter ended March 31, 2013, the results of the Puerto Rico and CARICOM operations, which represent less than 1% of the Company’s global business, will be reported in the Latin America reportable operating segment.

This reclassification has no impact on the Company’s historical consolidated results. For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company is reclassifying its historical geographic segment information to conform to the new reporting structure which results in a slight modification to the geographical components of the Oral, Personal and Home Care segment, as the results of the Puerto Rico and CARICOM operations, which were formerly reported within the North America reportable operating segment, are now being included in the Latin America reportable operating segment.

Attached as Exhibit 99.2 and incorporated by reference in this Item 8.01 are schedules containing segment information by reportable operating segment for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 and the quarters ended June 30, 2012, September 30, 2012 and December 31, 2012.

The segment changes and supplemental disclosures discussed above have no impact on the Company’s historical consolidated financial position, results of operations or cash flows. The reclassified disclosure contained in Exhibit 99.2 does not represent a restatement of previously issued financial statements. The information in this Item 8.01, including Exhibit 99.2, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended December 31, 2012, 2011 and 2010 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012 and September 30, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibits are filed with this document:

Exhibit Number	Description

99.1	Press release, dated April 25, 2013, issued by Colgate-Palmolive Company
99.2	Reclassified segment information of Colgate-Palmolive Company

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 25, 2013, issued by Colgate-Palmolive Company
99.2	Reclassified segment information of Colgate-Palmolive Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: April 25, 2013	By:	/s/ Dennis J. Hickey
	Name:	Dennis J. Hickey
	Title:	Chief Financial Officer

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